INVENTORIES	12 Months Ended
Dec. 31, 2021
INVENTORIES
INVENTORIES

10.    INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Raw materials	2,362,396,325	3,761,044,855
Work-in-progress	1,059,864,518	2,623,043,767
Finished goods	4,954,674,986	6,868,263,204
Total	8,376,935,829	13,252,351,826

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB135,874,384, RMB270,893,308 and RMB823,273,338 for the years ended December 31, 2019, 2020 and 2021, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than their carrying amount due to lower photoelectric conversion efficiencies.

As of December 31, 2020 and 2021, inventories with net book value of RMB289,876,208 and RMB1,749,007,002 were pledged as collateral for the Group’s borrowings (Note 20).